Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

13. Income Taxes

The table below presents our income (loss) before income taxes, income tax (expense) benefit and effective income tax rates for all periods presented:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
	(In thousands)
Income (loss) before income taxes	$39,574	$1,444	$70,323	$(19,051)
Income tax (expense) benefit	(3,217)	75	(10,149)	4,645
Effective income tax rate	8.1%	5.2%	14.4%	24.4%

We are subject to income taxes in the United States and foreign jurisdictions in which we do business. These foreign jurisdictions have statutory tax rates different from those in the United States. Accordingly, our effective tax rates will vary depending on the relative proportion of foreign to United States income, the utilization of net operating loss and tax credit carry forwards, changes in geographic mix of income and expense, and changes in management’s assessment of matters such as the ability to realize deferred tax assets, and changes in tax laws.

The Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”), enacted on March 27, 2020, provides tax relief to individuals and businesses in light of the impacts of COVID-19. Changes in tax laws or rates are accounted for in the period of enactment and as a result, additional income tax benefits of $0.6 million were recorded during the nine months ended September 30, 2020 resulting from the enactment of the CARES Act.

Our effective tax rates were tax expense of 8.1% and tax benefit of 5.2% for the three months ended September 30, 2020 and 2019, respectively, and tax expense of 14.4% and tax benefit of 24.4% for the nine months ended September 30, 2020 and 2019, respectively. The change in the effective income tax rate for the three months ended September 30, 2020, compared to the same period last year was primarily due to the mix of income and losses in the various tax jurisdictions in which we operate, as well as the recognition of a $1.5 million tax benefit in the three months ended September 30, 2019 versus a $4.3 million tax benefit recognized in the three months September 30, 2020, resulting from the change in management’s assessment of the realizability of certain deferred tax assets as a result of the Reorganization. The change in the effective tax rate for the nine months ended September 30, 2020, compared to the same period last year was primarily due to the recognition of a $4.3 million tax benefit in the nine months ended September 30, 2020 resulting from the change in management’s assessment of the realizability of certain deferred tax assets as a result of the Reorganization, and a $0.6 million one-time benefit from the change in tax law resulting from the enactment of the CARES Act in the first quarter 2020.

Unrecognized tax benefits were $0.6 million and $0.7 million as of September 30, 2020 and December 31, 2019, respectively, and if recognized, would favorably affect the effective income tax rate in future periods.

13. Income Taxes

Income (loss) before income tax consists of the following:

	Year Ended December 31, 2018	Year Ended December 31, 2019
	(In thousands)
Domestic	$(15,887)	$(18,407)
Foreign operations	5,180	5,008

Loss before income tax	$(10,707)	$(13,399)

Income tax (expense) benefit consists of the following:

	Year ended December 31, 2018	Year ended December 31, 2019
	(In thousands)
United States federal taxes:
Current	$(1,029)	$(2,177)
Deferred	(209)	5,948
State taxes:
Current	(113)	(529)
Deferred	(64)	1,421
Foreign taxes:
Current	(4,888)	(3,824)
Deferred	3,290	4,166

Income tax (expense) benefit	$(3,013)	$5,005

The income tax (expense) benefit differs from the amount which would result by applying the applicable statutory deferral rate to income before income taxes as follows:

	Year ended December 31, 2018	Year ended December 31, 2019
	(In thousands)
Provision at federal statutory rate	$1,581	$2,814
State taxes	423	911
Change in valuation allowance	(5,411)	719
Expired capital losses and tax credits	368	—
Foreign rate differential	439	300
Net operating loss	—	2,557
Effect of change in tax rate on deferred tax assets	(245)	(469)
Tax on undistributed foreign earnings	—	(1,520)
Other	(168)	(307)

Income tax (expense) benefit	$(3,013)	$5,005

The significant variations in the change in valuation allowance in 2019 represent a release of valuation allowance due to increased deferred tax liability generated by acquired intangible assets from the SCUF acquisition. The disclosure for foreign rate differential reflects the impact of the effective tax rate benefit from operations in jurisdictions where the applicable foreign tax rate is lower than the U.S. statutory rate. The Company was not subject to any tax holidays or tax holiday terminations subject to disclosure during these periods that impacted loss per share.

Deferred tax assets and liabilities comprise the following:

	As of December 31, 2018	As of December 31, 2019
	(In thousands)
Deferred tax assets:
Accrued expenses and reserves	$3,368	$12,516
Equity-based compensation	825	1,720
NOL and capital losses	12,917	14,461
Interest expense carryover	1,613	3,628
Tax credits	2,124	1,339
Cumulative transaction adjustment	300	355

Total deferred tax assets	21,147	34,019
Less valuation allowance	(13,335)	(12,615)
Deferred tax liabilities:
Intangible assets	(42,027)	(53,382)
Other	(31)	(195)

Net deferred tax liabilities	$(34,246)	$(32,173)

The Company has established a valuation allowance of $13.3 million and $12.6 million as of December 31, 2018 and 2019, respectively, against its net deferred tax assets. The Company determines its valuation allowance on deferred tax assets by considering both positive and negative evidence in order to ascertain whether it is more likely than not that deferred tax assets will be realized. Realization of deferred tax assets is dependent upon the generation of future taxable income, if any, the timing and amount of which are uncertain. Due to the history of losses the Company has generated in the past, the Company has recorded a valuation allowance on its federal, U.S. state, and Luxembourg deferred tax assets.

In December 2017, the Tax Cuts and Jobs Acts (‘Tax Act’) was enacted into law. The Act revised the business interest expense limitation. For tax years beginning after December 31, 2017, IRC §163(j) limits the deduction for business interest to the sum of business interest income and 30 percent of adjusted taxable income without regard to business interest expense or income; and net operating loss deduction. Limited interest is carried forward indefinitely. In 2019, the Company’s interest expense of $2.5 million is subject to limitation. State conformity to this provision is applied on a jurisdiction-by jurisdiction basis.

The Act extended and modified IRC §168(k) bonus depreciation provisions, allowing businesses to immediately deduct 100% of the cost of eligible property in the year it is placed in service, through 2022. The amount of allowable bonus depreciation is then phased down over four years: 80% will be allowed for property placed in service in 2023, 60% in 2024, 40% in 2025, and 20% in 2026. The Company has taken bonus depreciation of approximately $2.6 million in the current year. State conformity to this provision and is applied on a jurisdiction-by-jurisdiction basis.

On December 22, 2017, the SEC issued Staff Accounting Bulletin 118 (“SAB 118”), which provides guidance on accounting for tax effects of the Act. SAB 118’s measurement period closed on December 22, 2018, one year from the Act’s enactment. In accordance with SAB 118, the Company took a provisional amount of bonus tax depreciation following the provisions under IRC §168(k) as of December 31, 2017. Upon finalization in 2018, the provisional adjustment did not change, resulting in no adjustment to tax expense for the year ended December 31, 2018. The Act’s impact on the Company’s state income tax rate was less than 1 percent.

As of December 31, 2019, the Company had net operating loss carry forwards for federal, state and foreign tax purposes of $31.3 million, $29.8 million, and $18.2 million. The federal net operating losses will begin to expire starting in 2037. The state net operating losses will begin to expire starting in 2031. The foreign losses begin to expire in 2021. Certain tax attributes are subject to an annual limitation as a result of the Company’s investment in certain subsidiaries of its predecessor, Corsair Components (Cayman) Ltd., in August 2017, which constitutes a change of ownership as defined under Internal Revenue Code Section 382. The Company does not expect the tax attributes to be materially affected by the Company’s annual limitation.

As of December 31, 2019, the Company had $0.5 million of cumulative unrecognized tax benefits. $0.4 million of these unrecognized tax benefits will favorably impact the Company’s effective tax rate in future periods to the extent benefits are recognized. As of December 31, 2019, the Company expects to reduce its unrecognized tax benefits by $0.4 million in the next 12 months. The expected decrease to the Company’s unrecognized tax benefits is related to an income tax examination of one of our foreign subsidiaries.

The Company files income tax returns with the U.S. federal government, various U.S. states and foreign jurisdictions including China, France, Germany, Hong Kong, Luxembourg, Netherlands, Slovenia, Taiwan, United Kingdom and Vietnam. The Company’s tax returns in U.S., various U.S. states and foreign jurisdictions remain open to examination from 2013 to 2018.

On March 27, 2020, the Coronavirus Aid, Relief and Economic Security (CARES) Act was enacted and signed into U.S. law to provide economic relief to individuals and businesses facing economic hardship as a result of the COVID-19 pandemic.